Exhibit 99.3

LETTER OF ELECTION AND TRANSMITTAL

Offer by Hybrid Acquisition Corp.,

a wholly-owned subsidiary of

EXAR CORPORATION

to Exchange Each Outstanding Share of Common Stock

of

HI/FN, INC.

for

$1.60 in Cash and 0.3529 Shares of Common Stock of Exar Corporation; or $4.00 in Cash, subject in each case to the election procedures described in the Prospectus/Offer to Exchange and this Letter of Election and Transmittal

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF APRIL 2, 2009, UNLESS SOONER TERMINATED OR EXTENDED.

The Exchange Agent for the Offer is:

BNY Mellon Shareowner Services

By Mail:	By Overnight Courier or Hand Delivery:
BNY Mellon Shareowner Services Attn: Corporate Action Dept., 27th Floor P.O. Box 3301 South Hackensack, NJ 07606	BNY Mellon Shareowner Services Attn: Corporate Action Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

The following fax and confirmation telephone should be used for Notice of Guarantee Deliveries only:

By Facsimile Transaction: (201) 680-4626	Confirm Receipt of Facsimile by Telephone: (201) 680-4860

DELIVERY OF THIS LETTER OF ELECTION AND TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s) for Shares)	Shares Tendered (Attach additional list if necessary)
	Certificate Number(s)*	Shares Represented by Certificate(s)*	Number of Shares Tendered*

Book-Entry Shares Tendered:
Total Shares Tendered:

*	Need not be completed by Hifn stockholders tendering by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that all Shares represented by any Share Certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

The instructions accompanying this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus/Offer to Exchange dated March 5, 2009 (as may be amended, the “Prospectus”). hi/fn, inc. (“Hifn”) stockholders must sign this Letter of Election and Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the substitute Form W-9 set forth herein or applicable Form W-8, as applicable.

This Letter of Election and Transmittal is to be used for the exchange of shares of Hifn common stock, par value $0.001 per share (together, the “Shares”). Tendering Hifn stockholders may use this form if certificates representing the Shares (“Share Certificates”) are to be forwarded herewith or, unless an agent’s message is utilized, if delivery of Shares is to be made by book-entry transfer to the account of BNY Mellon Shareowner Services (the “Exchange Agent”) at the Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Offer — Procedure for Tendering.”

Hifn stockholders whose certificates for the Shares are not immediately available or who cannot deliver either the certificates for, or comply with the book-entry transfer procedures on a timely basis with respect to, their Shares and all other documents required hereby to be delivered to the Exchange Agent on or prior to the expiration date of the Offer must tender their Shares pursuant to the guaranteed delivery procedures set forth under “The Offer — Guaranteed Delivery” of the Prospectus. See Instruction 2.

The undersigned hereby tenders for exchange the Shares described under “Description of Shares Tendered” below pursuant to the terms and conditions of this Letter of Election and Transmittal and the Prospectus. Such tenders are subject to the elections specified below under the heading “Exchange Offer Elections” (the “Exchange Offer Elections”), or if no Exchange Offer Election is specified, will be deemed tendered with no election. See “The Offer — Consequences of Tendering with No Election” in the Prospectus.

EXCHANGE OFFER ELECTION

(See Instruction 13)

Mixed Consideration NUMBER OF SHARES TENDERED FOR $1.60 IN CASH, WITHOUT INTEREST, AND 0.3529 SHARES OF EXAR COMMON STOCK, SUBJECT TO THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL SHARES.
All-Cash Consideration NUMBER OF SHARES TENDERED FOR $4.00 IN CASH, WITHOUT INTEREST.

Example: If you have 100 shares, and want the All-Cash Consideration for all shares, write “100” next to All-Cash Consideration above. If you have 100 shares and want the Mixed Consideration for all shares, write “100” next to Mixed Consideration. If you have 100 shares and want half in All-Cash Consideration and the other half in Mixed Consideration, write “50” next to “All-Cash Consideration above and “50” next to “Mixed Consideration above”.

†       ANY SHARES TENDERED BUT FOR WHICH NO ELECTION IS MADE ABOVE WILL BE DEEMED TO HAVE BEEN TENDERED WITHOUT AN ELECTION, AND THE TENDERED SHARES WILL BE TREATED AS DESCRIBED IN “THE OFFER — CONSEQUENCES OF TENDERING WITH NO ELECTION” IN THE PROSPECTUS.

TENDER OF SHARES

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

If any Share Certificate you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated you should contact American Stock Transfer & Trust Company LLC, as Transfer Agent at 1-800-937-5449, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely procession of this documentation. See Instruction 9.

☐	CHECK HERE IF YOUR SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by Guaranteed Delivery by book-entry transfer, also give the following information:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

NOTE: THIS LETTER OF ELECTION AND TRANSMITTAL MUST BE SIGNED ON PAGE 7 BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Hybrid Acquisition Corp. (“Offeror”), a wholly owned subsidiary of Exar Corporation (“Exar”), the above-described shares of common stock, $0.001 par value per share (the “Shares”) of hi/fn, inc. (“Hifn”), pursuant to Offeror’s offer to exchange for each outstanding Share validly tendered and not properly withdrawn in the Offer (as defined below), at the election of the holder of such Share:

•	$1.60 in cash, without interest, and 0.3529 shares of Exar common stock (“Exar Common Stock”) (the “Mixed Consideration”), or

•	$4.00 in cash, without interest (the “All-Cash Consideration”),

subject in each case to the election procedures described in the Prospectus and this Letter of Election and Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”). Hifn stockholders who otherwise would be entitled to receive a fractional share of Exar Common Stock will instead receive an amount in cash (without interest) equal to the amount of such fraction multiplied by the closing sales price of Exar Common Stock on The NASDAQ Stock Market on the date Offeror purchases Shares pursuant to the Offer. The Prospectus and this Letter of Election and Transmittal more fully describe the Offer. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

The undersigned elects to have his, her or its Shares purchased or exchanged pursuant to one or more of the foregoing options, as indicated in the “Exchange Offer Election” section above.

If the undersigned fails to properly make an Exchange Offer Election, the undersigned will be deemed to have tendered his, her or its Shares with no election. See “The Offer — Consequences of Tendering with No Election” in the Prospectus.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Shares on or after April 2, 2009 (collectively, a “Distribution”)) and irrevocably appoints the Exchange Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates (and any Distribution), or transfer ownership of such Shares (and any Distribution) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror, (ii) present such Shares (and any Distribution) for transfer on the books of Hifn, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints Offeror and/or designees of Offeror as the agents, attorneys and proxies of the undersigned, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the Shares tendered hereby (and any Distribution) which have been accepted for exchange by Offeror prior to the time of any vote or other action. Offeror and/or the assignees of Offeror will, for which such appointment is effective, be empowered to exercise such rights of the undersigned in such manner as each such agent, attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, by vote or written consent or otherwise, including without limitation (i) to vote at any annual or special meeting of Hifn’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Offeror. This proxy is irrevocable and shall be considered coupled with an interest and is granted in consideration of, and is effective upon, the acceptance for exchange of such Shares by Offeror in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective). Offeror reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Offeror’s acceptance of such Shares, Offeror must be able to exercise full voting rights with respect to such Shares (and any Distribution), including without limitation, voting at any meeting of Hifn stockholders, subject to applicable law.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by Offeror, Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and will not be transferred to Offeror in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Offeror to be reasonably necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to any withdrawal rights of the undersigned described the Prospectus, this tender is irrevocable.

Tender of Shares pursuant to any one of the procedures described in the Prospectus under the caption “The Offer — Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer, including the undersigned’s representation that the undersigned owns the Shares being tendered. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Offeror may not be required to accept for exchange any of the Shares tendered hereby.

The delivery and surrender of Shares tendered by the undersigned are not effective, and the risk of loss of Shares does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Election and Transmittal, duly completed and signed, or an agent’s message (as discussed in the Prospectus in the section entitled “The Offer — Procedure for Tendering”) in connection with a book-entry transfer of Shares, together with all accompanying evidences of authority in form satisfactory to Offeror and any other required documents. The undersigned understands that all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Shares will be determined by Offeror in its sole discretion and such determination shall be final and binding upon all tendering Hifn stockholders. No tender of Shares is valid until all defects and irregularities in tenders of Shares have been cured or waived and none of Exar, Offeror, the Exchange Agent, the Information Agent or any other person is under any duty to give notification of any defects or irregularities in the tender of any Shares or will incur any liability for failure to give any such notification.

Unless otherwise indicated below under “Special Payment Instructions,” the undersigned hereby requests that the shares of Exar Common Stock and/or a check for cash (including any cash paid in lieu of fractional shares of Exar Common Stock), and the return of any Shares not tendered or not accepted for exchange, be issued in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the applicable account at DTC designated above as tendering such Shares). The undersigned recognizes that Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if Offeror does not accept for exchange any of the Shares so tendered.

Similarly, unless otherwise indicated below under “Special Delivery Instructions,” the undersigned hereby requests that the shares of Exar Common Stock and/or a check for cash (including any cash paid in lieu of fractional shares of Exar Common Stock) and any Share Certificates not tendered or not accepted for exchange (and accompanying documents, as appropriate) be mailed to the undersigned at the address shown above in “Description of Shares Tendered.”

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if any shares of Exar Common Stock and/or any check for cash payable in the Offer (less any taxes required to be withheld) or certificates for Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue:    ☐  Check            ☐ Certificates to:

Name:

(Please Print)

Address:

(Please Print) (Include Zip Code)

(Taxpayer Identification No.)

To be completed ONLY if any shares of Exar Common Stock and/or any check for cash payable in the Offer (less any taxes required to be withheld) or certificates for Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned.

Issue:    ☐   Check            ☐ Certificates to:

Name:

(Please Print)

Address:

(Please Print) (Include Zip Code)

IMPORTANT — SIGN HERE

(Also Please Complete Substitute Form W-9 Included Below, or applicable Form W-8, as applicable)

Signature(s) of Owner(s):

Name (s):

(Please Print)

Capacity (full title):

(Please Print)

Address:

(Please Print) (Include Zip Code)

Area Code and Telephone Number:

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

SIGNATURE GUARANTEE(S)

(If required see Instructions 1 and 5)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY

ELIGIBLE INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized signature(s):

Name:

(Please Print)

Title:

(Please Print)

Name of Firm:

(Please Print)

Address:

(Please Print) (Include Zip Code)

Area Code and Telephone Number:

Dated:

The Substitute Form W-9 BELOW must be completed and signed if you are a U.S. person (including a U.S. resident alien). PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (“IRS”) Payer’s Request for TIN and Certification	Name:

Please check the appropriate box indicating your status:

☐  Individual/Sole proprietor ☐  Corporation ☐  Partnership ☐  Limited liability company. Enter the tax classification (D = disregarded entity, C = corporation, P = partnership)

☐  Other

☐ Exempt from backup withholding
Address (number, street, and apt. or suite no.)
City, state, and ZIP code
Part I TIN
PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I and complete the “Certificate Of Awaiting Taxpayer Identification Number” below.		Social Security Number OR Employer Identification Number
Part II Certification Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or other U.S. person (defined below).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person •	Date •

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that I will be subject to backup withholding on payments other than interest, dividends and certain payments relating to readily tradable instruments and that if I do not provide a TIN by the time of payment, 28% of allreportable payments made to me will be withheld.
Sign Here	Signature of U.S. person • Date •

Instructions Forming Part of the Terms and Conditions of the Offer

1.    Signature Guarantees.    Except as otherwise provided below, all signatures on this Letter of Election and Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Election and Transmittal need not be guaranteed (i) if this Letter of Election and Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Election and Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Delivery of Letter of Election and Transmittal and Shares Certificates; Book-Entry Confirmation.    This Letter of Election and Transmittal is to be used if Share Certificates are to be forwarded herewith, or, unless an agent’s message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption “The Offer — Procedure for Tendering.” Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all shares delivered electronically, as well as a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof) or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Election and Transmittal must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Election and Transmittal by the Expiration Date (as defined in the Prospectus).

Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Offeror, must be received by the Exchange Agent prior to the Expiration Date and (iii) the Share Certificates for all tendered Shares, in proper form for transfer (or a book-entry confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Election and Transmittal must be received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which The NASDAQ Stock Market LLC is open for business.

The method of delivery of Shares and all other required documents, including delivery by book-entry transfer, is at the option and risk of the tendering Hifn stockholder, and the delivery will be deemed made only when actually received by the Exchange Agent. If Share Certificates are sent by mail, registered mail with return receipt requested, properly insured, is recommended, and in all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased or issued. By executing this Letter of Election and Transmittal, the tendering Hifn stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered, and the Exchange Offer Elections applicable to such tendered Shares should be listed on a separate schedule signed in accordance with Instruction 1 and attached hereto.

4.    Partial Tenders (not applicable to Hifn stockholders who tender by book-entry transfer).    If fewer than all the Shares represented by any Share Certificate delivered to the Exchange Agent are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Description of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Election and Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements.    If this Letter of Election and Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Election and Transmittal.

If any of the Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations of Share Certificates.

If this Letter of Election and Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the Offer consideration is to be made, or Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates for such Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Election and Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6.    Stock Transfer Taxes.    Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Offer consideration is to be made to, or Shares not tendered or not accepted for exchange are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Offeror pursuant to the Offer, you must submit satisfactory evidence of the payment of such taxes or exemption therefrom.

7.    Special Issuance and Delivery Instructions.    If certificates for shares of Exar Common Stock and/or a check for cash (including cash paid in lieu of fractional shares of Exar Common Stock), or any Shares not tendered or not exchanged, are to be issued in the name of a person other than the person(s) signing this Letter of Election and Transmittal or mailed to someone other than the person(s) signing this Letter of Election and Transmittal or returned to the person(s) signing this Letter of Election and Transmittal at an address other than that shown above, the appropriate “Special Payment Instructions” or “Special Delivery Instructions” boxes on this Letter of Election and Transmittal should be completed.

8.    Substitute Form W-9.    Under U.S. federal income tax law, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made to certain Hifn stockholders pursuant to the Offer. To avoid such backup withholding, each tendering Hifn stockholder must provide the Exchange Agent with such Hifn stockholder’s correct taxpayer identification number on Substitute Form W-9 and certify under penalties of perjury that such number is correct or otherwise establish a basis for exemption from backup withholding. In general, if a Hifn stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the exchange agent is not provided with the correct taxpayer identification number, the Hifn stockholder may be subject to a penalty imposed by the IRS and payments made to the stockholder pursuant to the Offer may be subject to backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. A Hifn stockholder who does not have a taxpayer identification number should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9 and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth above. In such case, 28% of all payments made to such holder pursuant to the Offer will be withheld if a TIN is not provided at the time of the payment pursuant to the Offer.

Certain Hifn stockholders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. stockholders should indicate their exempt status on the Substitute Form W-9. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN or other applicable IRS Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent upon request. Hifn stockholders are urged to consult their own tax advisers to determine whether they are exempt from these backup withholding and reporting requirements and the procedure for obtaining such exemption.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any Offer consideration. Backup withholding is not an additional tax. Rather, the amount of tax withheld will be credited against the U.S. federal income tax liability of a person subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information and forms are furnished to the IRS and other requirements are satisfied. Note: Failure to complete and return the Substitute Form W-9 may result in backup withholding of a portion of the consideration payable pursuant to the Offer. Please review the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional details.

IRS CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, WE INFORM YOU THAT ANY U.S. TAX ADVICE CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY MATTERS ADDRESSED HEREIN.

9.    Mutilated, Lost, Stolen or Destroyed Share Certificates.    If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Transfer Agent’s Lost Securities Department at 1-800-937-5449. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

10.    Waiver of Conditions.    The conditions of the Offer may be waived, except for those specified in the Prospectus as not subject to waiver, in whole or in part, by Offeror, in its sole discretion, at any time and from time to time. To the extent that Offeror waives any condition to the Offer, it will waive such condition as to all Shares.

11.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below. Additional copies of the Prospectus and this Letter of Election and Transmittal may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

12.    Withdrawal of Tenders.    A tender of Shares may be withdrawn at any time prior to the expiration date for the Offer (or such later time as described in the Prospectus under “The Offer — Withdrawal Rights”) by delivery to the Exchange Agent at its address set forth on the cover of this Letter of Election and Transmittal of a written or facsimile (receipt confirmed by telephone) notice of withdrawal in accordance with the instructions set forth in the Prospectus. Notices of withdrawal must be received by the Exchange Agent prior to the expiration date of the Offer.

13.    Election Procedure; Revocation or Change of Election.    The “Exchange Offer Election” section must be completed if you desire to elect the type of consideration to be received in exchange for the Shares being tendered hereby. If an election is not properly made, the tendering Hifn stockholder will be deemed to have been tendered without an election, and the tendered Shares will be treated as described in “The Offer — Consequences of Tendering with No Election” in the Prospectus.

Exchange Offer Elections (whether actual or deemed) are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the expiration date of the Offer. After an effective withdrawal, Shares may be retendered with another election or with no election by submitting to the Exchange Agent a completed replacement of this Letter of Election and Transmittal (and any other documents required in connection with the Offer for properly tendering Shares) prior to the expiration date of the Offer.

14.    Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Shares and any notice of withdrawal will be determined by Offeror in its sole discretion, and Offeror’s determinations shall be final and binding. Offeror reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance or exchange of which may be unlawful. Offeror also reserves the absolute right to waive certain conditions to the Offer described in the Prospectus under the section titled “The Offer — Conditions of the Offer,” or any defect or irregularity in the tender of any Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of Exar, Offeror, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Shares and none of them will incur any liability for failure to give any such notice. Offeror’s interpretation of the terms and conditions of the Offer, including this Letter of Election and Transmittal, will be final and binding.

If the making of the Offer would not be in compliance with the laws of any jurisdiction, the Offer will not be made to the registered holders resident in such jurisdiction.

Important: This Letter of Election and Transmittal (or a manually signed facsimile thereof) together with any signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Exchange Agent prior to the expiration date and either Share Certificates for tendered Shares must be received by the Exchange Agent or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date or the tendering stockholder must comply with the procedures for guaranteed delivery.

The Information Agent for the Offer is:

BNY Mellon Shareowner Services

By Telephone – 9 a.m. to 6 p.m. New York City Time, Monday through Friday, except for bank holidays:

From within the U.S., Canada or Puerto Rico:

1-866-208-8754-(Toll Free)

From outside the U.S.:

1-201-680-6579 (Collect)

The Exchange Agent for the Offer is:

BNY Mellon Shareowner Services

By Telephone – 9 a.m. to 6 p.m. New York City Time, Monday through Friday, except for bank holidays:

From within the U.S., Canada or Puerto Rico:

1-866-208-8754-(Toll Free)

From outside the U.S.:

1-201-680-6579 (Collect)

By Mail:	By Overnight Courier or Hand Delivery:
BNY Mellon Shareowner Services Attn: Corporate Action Dept., 27th Floor P.O. Box 3301 South Hackensack, NJ 07606	BNY Mellon Shareowner Services Attn: Corporate Action Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

The following fax and confirmation telephone should be used for Notice of Guarantee Deliveries only:

By Facsimile Transaction:

(201) 680-4626

Confirm Receipt of Facsimile by Telephone:

(201) 680-4860